UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Dryden Total Return
Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders –

Dryden Total Return Bond Fund, Inc.

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Taxable bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Total Return Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Total Return Bond Fund, Inc. is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years
Class A	4.39%	26.74%	66.56%
Class B	3.59	22.07	56.07
Class C	4.03	23.80	58.50
Class Z	4.61	28.27	70.22
Lehman Brothers U.S. Aggregate Bond Index[1]	4.33	27.98	83.13
Lipper Intermediate Investment-Grade Debt Funds Avg.[2]	4.06	24.88	71.40

Average Annual Total Returns[3] as of 12/31/06
	One Year	Five Years	Ten Years
Class A	–0.30%	3.89%	4.75%
Class B	–1.37	3.90	4.55
Class C	3.03	4.36	4.71
Class Z	4.61	5.11	5.46
Lehman Brothers U.S. Aggregate Bond Index[1]	4.33	5.06	6.24
Lipper Intermediate Investment-Grade Debt Funds Avg.[2]	4.06	4.53	5.52

Distributions and Yields as of 12/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.62	4.72%
Class B	$0.52	4.18
Class C	$0.56	4.44
Class Z	$0.66	5.20

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

2The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/06
Federal National Mortgage Association, 6.00%, TBA 30 YR	2.1%
TRAINS, Sec’d Notes, 7.548%, 05/01/16	2.1
Federal National Mortgage Association, 5.50%, TBA 30 YR	1.9
Federal National Mortgage Association, 5.00%, TBA 15 YR	1.8
Federal National Mortgage Association, 5.50%, 01/01/34	1.6

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/06
U.S. Government & Agency	30.9%
Aaa	12.4
Aa	2.1
A	7.9
Baa	26.0
Ba	8.4
B	10.0
Caa	0.8
Not Rated	10.7
Total Investments	109.2
Liabilities in excess of other assets	–9.2
Net Assets	100.0%

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

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Investment Subadviser’s Report

Prudential Investment Management, Inc.

The benefits of a well-diversified fixed income portfolio

Our large team of credit research analysts were kept very busy in 2006 as many of the most attractive investment opportunities in the fixed income markets were in high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade, and emerging market bonds, debt securities of issuers from economically developing nations. These markets posted higher returns in 2006 than the U.S investment-grade bond market, which is tracked by the Lehman Brothers U.S. Aggregate Bond Index (the benchmark Index).

The Fund maintained a well-diversified portfolio, with the bulk of its holdings in high-quality bonds such as investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasury securities. Only a small percentage of its holdings were in high yield and emerging market bonds, but this limited exposure was the primary reason that cumulative total returns of the Fund’s Class A and Class Z shares in 2006 exceeded the benchmark Index, which excludes high yield and emerging market bonds. The Class B and Class C shares’ cumulative total returns lagged the Index as they have higher operating expenses than the other two share classes.

Investment environment improved over the course of the year

The first half of the year was challenging as the Federal Reserve (the Fed) continued to increase short-term interest rates as part of its latest effort to slow economic growth enough to tame inflation without triggering a recession. Raising the target of the federal funds rate on overnight loans between banks from 4.25% to 5.25% and concern that persistent inflationary pressures would cause the Fed to continue boosting rates, often put upward pressure on bond yields, which weighed on bond prices as they move inversely to yields. But in the second half of the year, the Fed halted its rate-hike campaign that lasted from June 2004 through June 2006. Economic growth, which had begun to slow in the spring of 2006 as higher rates weakened the housing market, continued to moderate in the second half of the year. This led many financial market participants to expect the Fed to cut short-term rates in 2007 to reinvigorate the economy. This outlook for lower rates often put downward pressure on bond yields in the second half of the year, which boosted prices.

Selective exposure to automotive bonds worked well

With the outlook for lower short-term rates, money from around the world flowed into high yield bonds as investors wanted to lock in their attractive yields. They were also drawn to the market for its historically low default rate and the solid credit fundamentals of companies, many of which continued to generate free cash flow and carried positive cash balances on their financial statements. Bonds of the troubled U.S. automotive industry performed particularly well, even though General Motors

Dryden Total Return Bond Fund, Inc.	5

Investment Subadviser’s Report (continued)

Corp. (GM) and Ford Motor Co. continued to lose market share in the United States to foreign competitors. Bonds of General Motors Acceptance Corp. (GMAC) remained one of the Fund’s key holdings in the automotive sector. GMAC got a new majority owner in 2006 when GM sold a controlling interest in GMAC to a group of investors.

Limited exposure to emerging market bonds another positive

Emerging market bonds had sold off in the spring of 2006 amid concern that key central banks might raise short-term rates too much and choke off the global economic expansion. As it turned out, global growth continued, the ratings of many emerging market sovereign bonds were upgraded, and prudent fiscal policies in some nations enabled them to either stabilize or reduce their levels of public debt. These favorable developments and the worldwide search for assets with attractive yields helped emerging market bonds rally in the second half of 2006. Among the Fund’s holdings were sovereign bonds of Argentina, Mexico, and Brazil, as well as select bonds of corporations such as National Power Corp. of the Philippines.

Healthy earnings supported investment-grade corporate bonds

The preference for debt securities that provide the most attractive yields was also evident in the U.S. investment-grade bond market, where corporate bonds and other debt securities with higher yields than comparable Treasury securities outperformed the government securities in 2006. Overall, investment-grade corporate bonds were supported by corporate profits that generally remained healthy even though economic growth slowed in the United States. The Fund benefited from its overweight exposure to investment-grade corporate bonds versus the benchmark Index and from favorable security selection within the corporate bond arena. For example, the Fund held bonds of Continental Airlines Inc. that performed well as falling fuel prices benefited the industry and carriers only added modestly to capacity, enabling them to raise their ticket prices. It also owned bonds of Allstate Corp. that performed well as property and casualty insurers benefited from the mild hurricane season in the summer of 2006.

Leveraged buyouts pressured some corporate bond sectors

Some investment-grade corporate bond sectors such as gaming and retailing were pressured by a growing threat of event risk as more companies became involved in leveraged buyouts (LBOs), mergers and acquisitions (M&As), and other deals that are generally not in the best interest of bondholders. The Fund held bonds of Harrah’s Operating Co. Inc., an LBO target whose bond rating was downgraded by one credit rating agency, while another said it may lower the bond rating to below investment grade.

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Bonds backed by commercial mortgages and credit card payments

To diversify away from corporate credit risk, the Fund was overweight commercial mortgage-backed securities and asset-backed securities compared to the benchmark Index. Commercial mortgage-backed securities are secured by mortgages on properties such as shopping centers. Asset-backed securities are secured by money owed on credit cards, home equity loans, or other loan instruments. Our strategy benefited the Fund in 2006 as commercial mortgage-backed and asset-backed securities outperformed Treasury and federal agency securities, both of which were underweighted in the Fund’s portfolio versus the benchmark Index.

Dryden Total Return Bond Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Total Return Bond Fund, Inc.		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,056.70	1.17%	$6.07
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Class B	Actual	$1,000.00	$1,052.50	1.92%	$9.93
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75

Class C	Actual	$1,000.00	$1,053.90	1.67%	$8.65
	Hypothetical	$1,000.00	$1,016.79	1.67%	$8.49

Class Z	Actual	$1,000.00	$1,058.10	0.92%	$4.77
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

Dryden Total Return Bond Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2006

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.5%

ASSET BACKED SECURITIES 5.9%
Aa2	$387		ACE Securities Corp., Ser. 2004-OP1, Class M1, 5.87%, 4/25/34	$386,969
Aaa	362		Ser. 2006-HE2, Class A2D, 5.62%, 5/25/36(h)	363,676
Aa2	675		Aegis Asset Backed Securities Trust, Ser. 2003-1, Class M1, 6.40%, 5/25/33	675,606
Baa2	306	(f)	American Express Credit Account Master Trust, Ser. 2004-C, Class C, 5.85%, 2/15/12(h)	306,298
Baa2	175		Ameriquest Mortgage Securities, Inc., Ser. 2001-2, Class M3, 8.275%, 10/25/31	175,272
AA+(e)	47		Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 6.70%, 10/25/32	46,556
Baa2	1,475		BA Credit Card Trust, Ser. 2006-C5, Class C5, 5.75%, 1/15/16	1,475,302
Baa2	740		Bank One Issuance Trust, Ser. 2003-C1, Class C1, 4.54%, 9/15/10	732,843
Aaa	404		Bear Stearns Asset Backed Securities, Inc., Ser. 2002-2 Class A2, 5.95%, 10/25/32(h)	405,515
A2	124		CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2, 8.725%, 3/25/33	124,275
A1	600		Centex Home Equity, Ser. 2005-A, Class M4, 6.15%, 1/25/35(h)	605,029
Baa2	1,630		Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4, 5.00%, 6/10/15	1,585,142

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aaa	$3,500		College Loan Corp. Trust, Ser. 2006-1, Ser. A, I/O, 10.00%, 7/25/08	$520,898
A2	639		Countrywide Asset Backed Certs., Ser. M2, Class 2002-BC3, 6.50%, 5/25/32(h)	639,955
Aa3	650		Ser. 2004-12, Class MV3, 6.01%, 3/25/35(h)	656,770
A2	64		CS First Boston Mtge. Securities Corp., Ser. 2002-HE4, Class M2, 7.60%, 8/25/32(h)	63,882
Aa2	520		Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	516,989
Aa2	640		First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FF6, Class M2, 5.79%, 5/25/36(h)	644,678
Baa2	545		Ford Credit Auto Owner Trust, Ser. C, Class 2006-B, 5.68%, 6/15/12	548,334
Aa2	250		Fremont Home Loan Trust, Ser. 2003-B, Class M1, 6.05%, 12/25/33	251,395
Aaa	1,500		GSAMP Trust, Ser. 2006-HE3, Class A2D, 5.60%, 5/25/36(h)	1,503,505
Aaa	360		Home Equity Asset Trust, Ser. 2005-7, Class 2A4, 5.73%, 1/25/36(h)	361,745
Aaa	800		IXIS Real Estate Capital Trust, Home Equity Loan, Ser. 2006-HE1 Class A4, 5.65%, 3/25/36	803,234
Aaa	750		Ser. 2006-HE2, Class A4, 5.61%, 8/25/36	751,595
BBB(e)	1,400	(f)	MBNA Master Credit Card Trust USA, Ser. 1999-J, Class C, 7.85%, 2/15/12	1,496,648
Aa2	542		Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M-1, 6.15%, 5/25/33(h)	544,394

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aa3	$550	Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2, 6.15%, 12/25/34(h)	$555,802
A1	347	Saxon Asset Securities Trust, Ser. 2002-2, Class M2, 6.50%, 8/25/32(h)	347,961
Aaa	500	Ser. 2002-3, Class M1, 6.10%, 12/25/32(h)	500,695
BBB(e)	346	Structured Asset Securities Corp., Ser. 2002-HF2, Class M3, 7.35%, 7/25/32(h)	320,003

		Total asset backed securities	17,910,966

COLLATERALIZED MORTGAGE OBLIGATIONS 1.0%
Aaa	742	Countrywide Alternative Loan Trust, Pass-Thru Certs., Ser. 2004-18CB, Class 3A-1, 5.25%, 9/25/19	718,963
Aaa	599	Master Alternative Loan Trust, Ser. 2004-4, Class 4A-1, 5.00%, 4/25/19	584,894
Aaa	1,190	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34	1,177,582
Aaa	409	Washington Mutual, Inc., Ser. 2002-AR15, Class A-5, 4.38%, 12/25/32	404,554

		Total collateralized mortgage obligations	2,885,993

COMMERCIAL MORTGAGE BACKED SECURITIES 8.5%
AAA(e)	1,450	Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB, 4.864%, 11/10/42(h)	1,438,829
Baa2	650	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 6.47%, 11/15/33	675,161

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aaa	$600	Ser. 2005-T18, Class AAB, 4.823%, 2/13/42	$585,245
Aaa	800	Ser. 2005-T20, Class AAB, 5.139%, 10/12/42(h)	796,905
Aaa	385	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A3, 5.72%, 3/15/49(h)	397,464
Aaa	3,300	Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A-4, 4.111%, 7/5/35	3,100,918
AAA(e)	715	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB, 5.587%, 4/10/38	724,262
Aaa	1,500	J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2003-CB6, Class A-2, 5.255%, 7/12/37	1,498,347
Aaa	1,740	Ser. 2003-ML1A, Class A-2, 4.767%, 3/12/39(h)	1,692,808
Aaa	780	Ser. 2005-CB13, Class A-4, 5.2943%, 1/12/43(h)	780,707
Aaa	1,800	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	1,745,162
Aaa	870	Ser. 2005-LDP4, Class A-4, 4.918%, 10/15/42	844,605
Aaa	600	LB-UBS Commercial Mortgage Trust, Ser. 2002-C2, Class C, 5.696%, 7/15/35	613,008
Aaa	1,295	Ser. 2003-C8, Class A-3, 4.83%, 11/15/27	1,272,266
Aaa	1,100	Ser. 2004-C8, Class A-6, 4.799%, 12/15/29	1,064,501
Aaa	1,700	Ser. 2006-C4, Class A-4, 5.8996%, 6/15/38	1,778,201
Aaa	1,500	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A-3, 4.615%, 8/12/39	1,451,775
Aaa	385	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 5.91%, 6/12/46(h)	402,346

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aaa	$155		Morgan Stanley Dean Witter Capital I, Ser. 2000-PRIN, Class A-3, 7.36%, 2/23/34	$156,420
AAA(e)	3,930		Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	3,849,324
AAA(e)	1,245		Ser. 2003-C9, Class A-3, 4.608%, 12/15/35	1,215,271

			Total commercial mortgage backed securities	26,083,525

CORPORATE BONDS 41.4%

Aerospace & Defense 0.6%
Baa2	1,500	(f)	BAE Systems Holdings, Inc., Notes, 5.20%, 8/15/15	1,428,810
B1	420		DRS Technologies, Inc., Gtd. Notes 6.625%, 2/1/16	423,150
Baa2	48		Raytheon Co., Notes, 4.50%, 11/15/07	47,620

				1,899,580

Airlines 0.8%
			Continental Airlines, Inc., Pass-Thru Certs.,
Baa3	1,800		Ser. 00-2, 7.487%, 10/2/10	1,902,600
Baa3	7		Ser. 01-1, 6.703%, 6/15/21	7,128
Ba1	537		7.373%, 12/15/15	544,829

				2,454,557

Automotive 1.4%
Baa1	165		Auburn Hills Trust, Debs., 12.375%, 5/1/20	243,613
			Equus Cayman Finance Ltd., (Cayman Islands),
Baa3	215	(f)	Notes, 5.50%, 9/12/08	214,387
Ba3	1,000	(g)	Ford Motor Co., Bank Loan, 8.36%, 12/12/13	1,000,625

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B1	$800		Ford Motor Credit Co., Notes, 6.625%, 6/16/08	$799,454
Caa1	500		General Motors Acceptance Corp., Notes, 7.20%, 1/15/11	485,000
			Hyundai Motor Manufacturing Alabama LLC,
Baa3	500	(f)	Gtd. Notes, 5.30%, 12/19/08	496,570
Baa1	70		Johnson Controls, Inc., Sr. Notes, 5.50%, 1/15/16	68,634
Ba3	1,000	(g)	Oshkosh Truck Corp., Bank Loan, 7.37%, 12/6/13	1,000,938

				4,309,221

Banking 3.3%
Baa1	2,750		Bank United Corp., Sub. Notes, 8.875%, 5/1/07	2,780,050
			Chuo Mitsui Trust & Banking Co. Ltd. (Japan),
Baa1	650	(f)	Sub. Notes, 5.506%, 12/31/49	620,840
			Dresdner Kleinwort Wasserstein (Germany),
Ba2	400		Notes, 7.75%, 9/23/09	409,480
Baa2	900	(f)	ICICI Bank Ltd. (India), Bonds, 7.25%, 12/31/49	930,242
Baa2	600	(f)	ICICI Bank Ltd. (Singapore), Notes, 5.75%, 11/16/10	599,049
			Kazkommerts International BV (Netherlands),
Baa1	1,060	(f)	Gtd. Notes, 7.875%, 4/7/14	1,101,075
			Mizuho Financial Group Ltd. (Cayman Islands),
A2	490	(f)	Gtd. Notes, 5.79%, 4/15/14	492,873
Baa1	700	(f)	Resona Preferred Global Securities Ltd. (Cayman Islands), 5.85%, 9/29/49	683,520
Ba2	800	(f)	Russian Standard Finance SA for Russian Standard Bank, 7.50%, 10/7/10	771,000
A2	1,600	(f)	Sumitomo Mitsui Banking Corp. (Japan), Notes, 5.625%, 7/15/49	1,564,062

				9,952,191

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Brokerage 0.5%
A1	$1,430		Goldman Sachs Group, Inc., Sub. Notes, 6.45%, 5/1/36	$1,487,791

Building Materials & Construction 0.8%
Baa3	855		American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	896,084
Baa1	260		CRH America, Inc., Gtd. Notes, 6.00%, 9/30/16	262,443
Baa3	900		RPM International, Inc., Sr. Notes, 4.45%, 10/15/09	869,078
Baa3	495		Ryland Group, Inc., Sr. Notes, 5.375%, 6/1/08	491,684

				2,519,289

Cable 1.3%
B3	475	(f)	Charter Communications Operating LLC, Sr. Notes, 8.375%, 4/30/14	495,781
Baa2	475		Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	615,095
Baa2	875		Comcast Corp., Gtd. Notes, 5.875%, 2/15/18	865,598
B2	200		CSC Holdings, Inc., Debs., 7.625%, 7/15/18	194,750
B2	1,000		Sr. Notes, 7.875%, 12/15/07	1,012,500
B3	750	(f)	Mediacom Broadband LLC, Sr. Notes, 8.50%, 10/15/15	759,375

				3,943,099

Capital Goods 1.1%
A2	65		Caterpillar, Inc., Debs., 6.05%, 8/15/36	66,907
Ba2	500	(f)	Clarendon Alumina Production Ltd. (Jamaica), Gtd. Notes, 8.50%, 11/16/21	521,250

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa1	$700	(f)	Erac USA Finance Co., Notes, 6.20%, 11/1/16	$722,093
Baa2	625		Fedex Corp., Gtd. Notes, 7.25%, 2/15/11	665,911
A3	1,500		Rockwell Automation, Inc., Debs., 5.20%, 1/15/98	1,221,533
Baa3	205		Tyco International Group SA (Luxembourg), Gtd. Notes, 6.75%, 2/15/11	216,152

				3,413,846

Chemicals 2.0%
A3	250		Dow Chemical Co. (The), Debs., 7.375%, 11/1/29	288,965
B2	369		Huntsman International LLC, Gtd. Notes, 9.875%, 3/1/09	380,070
Ba3	550		11.625%, 10/15/10	600,875
Baa3	540		ICI Wilmington, Inc., Gtd. Notes, 4.375%, 12/1/08	529,842
Baa3	425		Lubrizol Corp., Debs., 6.50%, 10/1/34	427,674
Baa3	200		Notes, 5.875%, 12/1/08	201,173
Baa3	1,100		Sr. Notes, 4.625%, 10/1/09	1,079,035
Baa1	1,025		Monsanto Co., Sr. Notes, 5.50%, 8/15/25	980,095
B1	700		Nalco Co., Sr. Notes, 7.75%, 11/15/11	715,750
Ba2	850		Union Carbide Corp., Debs., 7.50%, 6/1/25	904,001

				6,107,480

Consumer 0.6%
Ba3	450		Playtex Products, Inc., Sec’d. Notes, 8.00%, 3/1/11	470,250
Baa2	700	(f)	Realogy Corp., Notes, 6.15%, 10/15/11	715,301

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

A3	$625	(f)	Western Union Co. (The), Notes, 6.20%, 11/17/36	$587,103

				1,772,654

Electric 3.8%
Baa2	450		Arizona Public Services Co., Unsec’d. Notes, 6.25%, 8/1/16	460,445
Baa2	750		CenterPoint Energy Houston Electric LLC, 5.70%, 3/15/13	755,447
Ba3	640		CMS Energy Corp., Sr. Notes, 8.90%, 7/15/08	668,800
Baa2	250		Consumers Energy Co., First Mortgage Bonds, Ser. B, 5.375%, 4/15/13	247,581
Baa2	200		Dominion Resources Inc., Sr. Unsec’d. Notes, 5.15%, 7/15/15	193,723
B1	600		Edison Mission Energy, Sr. Notes, 7.73%, 6/15/09	621,000
B1	600		Sr. Unsec’d. Notes, 7.75%, 6/15/16	636,000
Baa3	750		El Paso Electric Co., Sr. Unsec’d. Notes, 6.00%, 5/15/35	718,934
			Empresa Nacional de Electricidad SA (Chile),
Baa3	185		Notes, 8.35%, 8/1/13	209,838
Baa2	500		Energy East Corp., Notes, 6.75%, 6/15/12	524,399
Baa2	15		6.75%, 9/15/33	15,755

Baa3	1,000	(b)	Enersis S.A., (Chile), Notes, 7.375%, 1/15/14	1,076,220
Baa2	125		Exelon Corp., Notes, 4.90%, 6/15/15	117,902
Baa3	210		FirstEnergy Corp., Notes, Ser. C, 7.375%, 11/15/31	239,156
A1	400	(f)	Korea East-West Power Co. Ltd., Sr. Unsub. Notes, 4.875%, 4/21/11	391,955
Baa3	355		NiSource Finance Corp., Gtd. Notes, 5.45%, 9/15/20	330,629

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

A2	$400		Northern State Power Co., First Mtge. Bonds, Ser. B, 8.00%, 8/28/12	$450,552
B1	450		NRG Energy, Inc., Gtd. Notes, 7.25%, 2/1/14	453,375
B1	475		7.375%, 1/15/17	476,188
Baa2	40		Ohio Edison Co., Sr. Unsec’d. Notes, 6.875%, 7/15/36	43,550
B2	503		Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	570,905
Baa3	1,500		PSEG Funding Trust II, Notes, 5.381%, 11/16/07	1,496,857
Ba2	235		TECO Energy, Inc., Sr. Notes, 7.50%, 6/15/10	250,275
Baa1	775		Xcel Energy, Inc., Sr. Notes, 3.40%, 7/1/08	752,310

				11,701,796

Emerging Markets 0.3%
Baa3	825	(f)	Alfa Diversified Payment Rights Finance Co. SA, 6.96%, 3/15/11	821,367

Energy-Integrated 0.4%
			ConocoPhilips Canada Funding Co. (Canada),
A1	1,225		Gtd. Notes, 5.625%, 10/15/16	1,230,824

Energy-Other 1.4%
Baa2	485		Anadarko Petroleum Corp., Sr. Unsec’d. Notes, 5.95%, 9/15/16	486,015
Baa2	125		6.45%, 9/15/36	126,312
Baa1	775	(f)	GS Caltex Corp., Bonds, 7.75%, 7/25/11	844,911
Baa1	135		Halliburton Co., Notes, 5.50%, 10/15/10	134,760
Ba3	450		Newfield Exploration Co., Sr. Sub. Notes, 6.625%, 4/15/16	447,750
A3	900		Occidental Petroleum Corp., Notes, MTN, 4.25%, 3/15/10	874,623

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B1	$680	(f)	OPTI Canada, Inc. (Canada), Gtd. Notes, 8.25%, 12/15/14	$698,700
Baa2	305		Talisman Energy, Inc. (Canada), Notes, 5.125%, 5/15/15	289,205
Baa2	425		Sr. Unsec’d, Notes, 6.25%, 2/1/38	410,045

				4,312,321

Foods 1.0%
Baa2	1,000	(f)	HJ Heinz Co., Notes, 6.428%, 12/1/08	1,017,840
A3	120		Kraft Foods, Inc., Sr. Unsec’d. Notes, 5.625%, 11/1/11	121,275
Baa2	500		Kroger Co. (The), Gtd. Notes, 6.75%, 4/15/12	524,659
Ba1	425		Tyson Foods, Inc., Sr. Unsec’d. Notes, 6.85%, 4/1/16	436,400
Ba2	400		8.25%, 10/1/11	432,248
Baa2	420		Yum! Brands, Inc., Sr. Notes, 8.875%, 4/15/11	471,144

				3,003,566

Gaming 0.6%
Baa3	500		Harrah’s Operating Co., Inc., Gtd. Notes, 7.125%, 6/1/07	502,345
B1	4		Mandalay Resort Group, Sr. Sub. Notes, 9.375%, 2/15/10	4,280
Ba2	750		MGM Mirage, Inc., Gtd. Notes, 6.875%, 4/1/16	720,000
Ba3	600		Station Casinos, Inc., Sr. Sub. Notes, 6.875%, 3/1/16	538,500

				1,765,125

Healthcare & Pharmaceutical 1.9%
Caa1	410		Accellent, Inc., Gtd. Notes, 10.50%, 12/1/13	425,375
B3	400	(b)	Alliance Imaging, Inc., Sr. Sub. Notes, 7.25%, 12/15/12	380,000
Ba1	600		AmerisourceBergen Corp., Gtd. Notes, 5.875%, 9/15/15	586,666

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa3	$450		Boston Scientific Corp., Sr. Notes, 6.40%, 6/15/16	$455,381
Baa2	755		Cardinal Health, Inc., Unsub. Notes, 5.85%, 12/15/17	750,755
Ba3	500	(g)	HCA, Inc., Bank Loan, 8.125%, 11/14/13	505,481
Caa1	575		Notes, 7.69%, 6/15/25	475,929
B2	600	(f)	Sec’d Notes, 9.625%, 11/15/16	645,000
Caa1	72		Sr. Unsec’d Notes, 6.25%, 2/15/13	63,720
Aa3	740		Merck & Co., Inc., Bonds, 5.75%, 11/15/36	732,051
Aa3	65		Debs., 5.95%, 12/1/28	65,632
Ba2	550		Ventas Realty LP, Sr. Notes, 6.625%, 10/15/14	562,375
A3	185		Wyeth, Unsub. Notes, 6.45%, 2/1/24	197,912

				5,846,277

Healthcare Insurance 0.8%
A3	525		Aetna, Inc., Sr. Sub. Notes, 6.625%, 6/15/36	561,416
Ba1	1,100		Coventry Health Care, Inc., Sr. Notes, 6.125%, 1/15/15	1,084,052
Baa1	500		WellPoint, Inc., Notes, 5.00%, 12/15/14	484,075
Baa1	400		Unsec’d. Notes, 5.85%, 1/15/36	388,578

				2,518,121

Insurance 1.4%
Baa1	500		Allied World Assurance Holdings Ltd., Sr. Unsec’d. Notes, 7.50%, 8/1/16	536,614

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

			Allstate Corp. (The), Sr. Notes,
A1	$245		5.55%, 5/9/35	$235,613
A1	920		5.95%, 4/1/36	935,610
Aa2	625	(a)	American International Group, Inc., Notes, 4.25%, 5/15/13	586,043
Baa1	850		Axis Capital Holdings Ltd., Notes, 5.75%, 12/1/14	844,733
Aaa	1,100		Berkshire Hathaway Finance Corp., Gtd. Notes, 4.75%, 5/15/12	1,078,093
Baa2	130		Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes, 5.75%, 9/15/15	127,896
A3	25		XL Capital Ltd. (Cayman Islands), Sr. Notes, 5.25%, 9/15/14	24,500

				4,369,102

Lodging 0.5%
A3	225		Carnival PLC (United Kingdom), Notes, 7.30%, 6/1/07	226,579
Ba3	500	(f)	Felcor Lodging LP, Sec’d., Notes, 7.275%, 12/1/11	502,500
Baa3	780		Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes, 7.375%, 5/1/07	783,186

				1,512,265

Media & Entertainment 2.1%
Baa3	110		CBS Corp., Gtd. Notes, 7.875%, 7/30/30	115,272
Baa3	1,055		Clear Channel Communications, Inc., 8.00%, 11/1/08	1,096,840
Ba2	500	(g)	Idearc, Inc., Bank Loan, 7.3762%, 11/9/14	502,500
B2	600	(f)	Intelsat Ltd. (Bermuda), 9.25%, 6/15/16	645,000
B2	500	(f)	Quebecor World Capital Corp. (Canada), Sr. Notes, 8.75%, 3/15/16	478,750

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

B3		$340		RH Donnelley Corp., Sr Disc. Notes, 6.875%, 1/15/13	$325,975
Baa2		1,270	(b)	Time Warner, Inc., Gtd. Notes, 5.875%, 11/15/16	1,266,793
Baa3		700		Viacom, Inc., Sr. Notes, 5.75%, 4/30/11	700,358
Baa3		1,200		6.25%, 4/30/16	1,191,688

					6,323,176

Metals 0.6%
B1		475		Arch Western Finance LLC, Gtd. Notes, 6.75%, 7/1/13	471,438
Ba2		500		Russel Metals, Inc. (Canada), Sr. Notes, 6.375%, 3/1/14	476,875
Baa2		400		Southern Copper Corp., Sr. Notes, 7.50%, 7/27/35	433,715
Baa3		475		Vale Overseas Ltd. (Cayman Islands), Gtd. Notes, 6.875%, 11/21/36	487,181

					1,869,209

Non-Captive Finance 1.8%
Baa1		150		Capital One Financial Corp., Sub. Notes, 6.15%, 9/1/16	155,132
Aaa	AUD	1,090		GE Capital Australia Funding Pty. Ltd., MTN, 6.00%, 4/15/15	822,631
Ba1	EUR	795		GMAC LLC, Unsub. Notes, MTN, 6.125%, 3/15/07	1,052,174
				Preferred Term Securities Ltd. (Cayman Islands),
Aaa		1,100	(f)(g)	Sr. Notes, 6.0906%, 7/3/33(h)	1,108,250
Baa3		1,230		Residential Capital Corp., Sr. Notes, 6.50%, 4/17/13	1,246,524
Baa3		1,000		Sr. Unsec’d. Notes, 6.375%, 6/30/10	1,011,638

					5,396,349

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Non-Corporate Foreign Agency 1.6%
			Credit Suisse First Boston International for CJSC
			The EXIM of Ukraine (United Kingdom), Bonds,
Ba2	$400		6.80%, 10/4/12	$389,704
BBB+(e)	600	(f)	Gazprom International SA (Luxembourg), Gtd. Notes, 7.201%, 2/1/20	634,500
A3	420		Gazprom OAO (Russia), Sec.’d. Notes, 10.50%, 10/21/09	474,600
BB-(e)	390	(f)	National Power Corp. (Philippines), Gtd. Notes, 9.62%, 8/23/11	439,424
B1	515		9.625%, 5/15/28	624,552
Baa1	600		Pemex Project Funding Master Trust, Gtd. Notes, 8.00%, 11/15/11	660,000
A1	1,530	(f)	Petronas Capital Ltd. (Malaysia), Gtd. Notes, 7.00%, 5/22/12	1,649,967

				4,872,747

Paper 1.4%
B2	525		Catalyst Paper Corp. (Canada), Gtd. Notes, 8.625%, 6/15/11	531,563
B2	425		Domtar, Inc. (Canada), Notes, 7.875%, 10/15/11	440,938
B2	780		Graphic Packaging International Corp., Sr. Notes, 8.50%, 8/15/11	807,299
Baa3	725		International Paper Co., Notes, 4.00%, 4/1/10	695,860
Ba3	485		Norampac, Inc. (Canada), Sr. Notes, 6.75%, 6/1/13	471,663
Baa3	520	(f)	Stora Enso Oyj (Finland), Unsub. Notes, 7.25%, 4/15/36	545,042
Baa2	740		Weyerhaeuser Co., Debs., 7.375%, 3/15/32	772,430

				4,264,795

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Pipelines & Other 0.9%
Baa3	$500		Atmos Energy Corp., Notes, 4.00%, 10/15/09	$481,000
Baa3	900		Enterprise Products Operating LP, Sr. Notes, 4.00%, 10/15/07	888,990
Baa2	1,500		Oneok, Inc., Sr. Unsec’d. Notes, 5.51%, 2/16/08	1,498,935

				2,868,925

Real Estate Investment Trusts 0.4%
Baa3	500		Equity One, Inc., Gtd., Notes, 3.875%, 4/15/09	481,012
Baa3	665		Post Apartment Homes LP, Sr. Notes, 5.45%, 6/1/12	651,376

				1,132,388

Retailers 1.4%
Baa3	2,400		Gap, Inc. (The), Notes, 6.90%, 9/15/07	2,416,615
	795		GSC Holdings Corp., Gtd. Notes, 9.2466%, 10/1/11	824,813
Aa3	850		Home Depot, Inc., Sr. Unsec’d. Notes, 5.875%, 12/16/36	834,125
Baa1	215		May Department Stores Co. (The), Notes, 6.65%, 7/15/24	213,020

				4,288,573

Technology 1.9%
Ba2	650		Certegy, Inc., Notes, 4.75%, 9/15/08	627,765
Baa1	375		Equifax, Inc., Notes, 4.95%, 11/1/07	372,395
B1	500	(f)	Freescale Semiconductor, Inc., Sr. Notes, 9.125%, 12/15/14	496,875
B2	500	(f)	Sr. Sub. Notes, 10.125%, 12/15/16	500,625

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa3	$400		Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	$397,170
Baa1	31		Motorola Inc., Sr. Notes, 8.00%, 11/1/11	34,304
B2	500	(f)	NXP BV/NXP Funding LLC, Sr. Notes, 9.50%, 10/15/15	512,500
Caa1	940	(f)	Sensata Technologies BV, Sr. Notes, 8.25%, 5/1/14	902,400
Baa3	1,850		Xerox Corp., Sr. Unsec’d. Notes, 6.40%, 3/15/16	1,889,312

				5,733,346

Telecommunications 4.2%
A2	178	(f)	ALLTEL Ohio LP, Gtd. Notes, 8.00%, 8/15/10	190,852
A2	600		AT&T Corp., Sr. Notes, 8.00%, 11/15/31	744,407
A2	690		BellSouth Corp., Notes, 4.20%, 9/15/09	670,775
Baa1	505		Cingular Wireless Services, Inc., Notes, 8.125%, 5/1/12	568,260
Baa1	575		Sr. Notes, 8.75%, 3/1/31	747,250
Ba2	565		Citizens Communications Co., Sr. Notes, 7.625%, 8/15/08	584,775
Ba2	400		9.00%, 8/15/31	434,000
Baa3	1,600		Embarq Corp., 7.082%, 6/1/16	1,628,832
B2	425	(f)	Level 3 Financing, Inc., Sr. Notes, 9.25%, 11/1/14	433,500
Baa3	950		Sprint Nextel Corp., Unsec’d. Notes, 6.00%, 12/1/16	925,896
Baa1	1,150		Telecom de Puerto Rico, Inc. (Puerto Rico), Gtd. Notes, 6.80%, 5/15/09	1,173,886
Baa2	140		Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.95%, 9/30/14	129,702
Baa2	320		5.25%, 10/1/15	298,915
Baa2	1,000		7.20%, 7/18/36	1,044,718

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	27

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

Baa1		$1,400		Telefonica Emisiones (Spain), 6.421%, 6/20/16	$1,444,265
Baa2		1,310		TELUS Corp. (Canada), Notes, 7.50%, 6/1/07	1,319,695
Baa2		500		8.00%, 6/1/11	546,769
A3		30		Verizon Global Funding Corp., Sr. Notes, 5.85%, 9/15/35	28,732

					12,915,229

Tobacco 0.6%
Baa1		325		Altria Group, Inc., Notes, 7.65%, 7/1/08	335,065
Baa1		75		Debs., 7.75%, 1/15/27	90,967
BB(e)		1,200		Reynolds American, Inc., Gtd. Notes, 6.50%, 7/15/10	1,217,237
Ba3		270		7.625%, 6/1/16	286,074

					1,929,343

				Total corporate bonds	126,534,552

FOREIGN GOVERNMENT OBLIGATIONS 7.3%
Ba2		1,500	(b)	Brazilian Government International Bonds, 9.25%, 10/22/10	1,695,000
Ba2		635		10.25%, 6/17/13	784,225
Ba2	BRL	1,250	(b)	12.50%, 1/5/16	664,053
Ba2		600		Colombia Government International Bond, 7.175%, 11/16/15	621,000
Aaa	EUR	140		Deutsche Bundesrepublik, 4.00%, 1/4/37	182,164
B3		630		Federal Republic of Argentina, 3.00%, 4/30/13	485,730
B3		1,425		5.589%, 8/3/12(h)	1,345,463
A2	HUF	722,860		Hungary Government Bond, 8.00%, 2/12/15	4,038,055
B1	EUR	255		Jamaican Government Bond, 11.00%, 7/27/12	408,141
A2	JPY	44,700		Japanese Government Bond, 2.20%, 9/20/26	383,188
Baa1	MXN	19,500		Mexican Fixed Rate Bonds, 9.00%, 12/20/12	1,947,473

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

Baa1		$780		Mexico Government International Bond, 6.0734%, 1/13/09	$787,020
Aaa	NOK	8,100		Norwegian Government Bond, 5.00%, 5/15/15	1,353,002
Ba1		610		Panama Government International Bonds, 7.25%, 3/15/15	660,325
Ba1		310		9.375%, 7/23/12	363,475
Ba3		490	(f)	Peru Enhanced Pass Through Finance Ltd., Zero, 5/31/18	324,625
Ba3		625		Peru Government International Bond, 5.00%, 3/7/17	620,710
A2	PLZ	8,825		Poland Government Bond, Ser. 1015, 6.25%, 10/24/15	3,261,949
Baa2		1,003	(f)	Russian Government International Bond, 8.25%, 3/31/10	1,048,500
Ba3		475		Turkey Government International Bond, 9.875%, 3/19/08	498,750
B1		160		Uruguay Government International Bond, 7.25%, 2/15/11	167,200
B2		625		Venezuela Government International Bond, 10.75%, 9/19/13	776,563

				Total foreign government obligations	22,416,611

MORTGAGE BACKED SECURITIES 30.1%
				Federal Home Loan Mortgage Corp.
		1,261		4.50%, 2/1/19 - 7/1/19	1,216,728
		3,713		5.00%, 12/1/19 - 5/1/34	3,623,546
		2,000		5.00%, TBA 30 YR	1,929,376
		1,246		5.252%, 12/1/35	1,242,442
		2,679		5.50%, 10/1/33 - 7/1/34	2,657,281
		1,804		6.00%, 11/1/33	1,820,844
		742		6.50%, 7/1/32 - 11/1/33	758,704
		447		7.00%, 9/1/32	459,085
				Federal National Mortgage Association
		1,064		4.00%, 5/1/19	1,002,800
		8,272		4.50%, 6/1/18 - 8/1/33	7,935,923
		2,500		4.50%, TBA 15 YR	2,410,938
		11,052		5.00%, 1/1/19 - 3/1/34	10,712,816
		5,500		5.00%, TBA 15 YR	5,405,466
		1,250		5.00%, TBA 30 YR	1,206,640
		13,545		5.50%, 1/1/17 - 2/1/34	13,415,556

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	29

Portfolio of Investments

as of December 31, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

	$6,000		5.50%, TBA 30 YR	$5,928,751
	9,834		6.00%, 9/1/17 - 2/1/35	9,925,113
	6,500		6.00%, TBA 30 YR	6,542,651
	3,923		6.50%, 12/1/17 - 11/1/33	4,014,916
	348		7.00%, 3/1/32 - 6/1/32	357,900
			Government National Mortgage Association
	6,784		5.50%, 8/15/33 - 7/15/35	6,742,941
	632		6.00%, 1/15/33 - 12/15/33	641,709
	2,146		6.50%, 9/15/32 - 11/15/33	2,203,919

			Total mortgage backed securities	92,156,045

STRUCTURED NOTES 3.6%
			Dow Jones CDX High Yield, Pass-Thru Certs.,
B3	1,750	(f)	Ser. 5-T3, 8.25%, 12/29/10	1,809,063
B3	2,650	(f)	Ser. 6-T1, 8.625%, 6/29/11	2,754,145
B1	6,192	(b)(f)	TRAINS, Sec’d Notes, 7.548%, 5/1/16	6,318,812

			Total structured notes	10,882,020

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
	115		Federal Home Loan Bank, 4.75%, 12/16/16	112,594
	230		Federal Home Loan Mortgage Corp., 5.125%, 10/18/16	231,969
	25		Federal National Mortgage Association, 4.875%, 12/15/16	24,720
	335		Tennessee Valley Authority, Ser. B, 5.88%, 4/1/36	368,336

			Total U.S. government agency obligations	737,619

U.S. GOVERNMENT TREASURY SECURITIES 0.5%
	50	(b)	United States Treasury Bonds, 4.50%, 2/15/36	47,547
	730		United States Treasury Notes, 4.50%, 11/30/11	723,499
	855		4.625%, 11/15/16	849,389

			Total U.S. government treasury securities	1,620,435

			Total long-term investments (cost $300,979,680)	301,227,766

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 10.7%
AFFILIATED MUTUAL FUNDS
875,247	Dryden Core Investment Fund—Short Term Bond Series (cost $8,752,514)(d)	$8,761,222
24,016,486	Dryden Core Investment Fund—Taxable Money Market Series (cost $24,016,486; includes $9,247,377 of cash collateral received for securities on loan)(c)(d)(Note 3)	24,016,486

	Total short-term investments (cost $32,769,000)
		32,777,708

	Total Investments 109.2% (cost $333,748,680; Note 5)	334,005,474
	Liabilities in excess of other assets(i) (9.2%)	(28,234,506)

	Net Assets 100.0%	$305,770,968

The following abbreviations are used in portfolio descriptions:

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

HUF—Hungarian Forint

I/O—Interest Only

JPY—Japanese Yen

MTN—Medium Term Note

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLZ—Polish Zloty

TBA—To Be Announced Security

TRAINS—Targeted Return Index Securities

#	Unless otherwise stated, principal amounts are denominated in U.S. dollars.
(a)	All or portion of security segregated as collateral for financial futures contracts.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $9,047,749; cash collateral of $9,247,377 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of Dryden Core Investment Fund—Short Term Bond Series and Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Standard & Poor’s rating.
(f)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	Indicates securities that have been deemed illiquid.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	31

Portfolio of Investments

as of December 31, 2006 Cont’d.

(h)	Indicates a variable rate security.
(i)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, swaps and foreign currency contracts as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
	Long Positions:
10	Canadian 10 Yr. Bond	Mar. 2007	$985,914	$976,032	$(9,882)
21	EURO 10 Yr. Bund	Mar. 2007	3,278,752	3,216,461	(62,291)
11	U.K. March Long Gilt	Mar. 2007	2,361,421	2,328,882	(32,539)
229	U.S. Long Bond	Mar. 2007	25,867,669	25,519,187	(348,482)

					(453,194)

	Short Positions:
30	U.S. Treasury 2 Yr. Note	Mar. 2007	$6,161,663	$6,120,937	$40,726
49	U.S. Treasury 5 Yr. Note	Mar. 2007	5,215,533	5,148,063	67,470
353	U.S. Treasury 10 Yr. Notes	Mar. 2007	38,354,497	37,936,469	418,028

					526,224

					$73,030

Forward Foreign currency exchange contracts outstanding at December 31, 2006:

Foreign Currency Contract	Payable at Statement Date	Value at December 31, 2006	Unrealized Appreciation/ (Depreciation)
Purchased:
Brazilian Real, expiring 10/23/08	$725,000	$832,231	$107,231
Japanese Yen, expiring 01/24/07	583,310	578,056	(5,254)
Norwegian Krone, expiring 01/22/07	875,511	875,305	(206)

			101,771

Sold:
Australian Dollar, expiring 01/19/07	$811,418	$815,049	$(3,631)
Euro, expiring 01/24/07	1,659,473	1,669,534	(10,061)
Hungarian Forint, expiring 01/22/07	4,115,573	4,155,608	(40,035)
Japanese Yen, expiring 01/24/07	928,107	913,617	14,490
Mexican Nuevo Peso, expiring 01/18/07	1,471,211	1,477,939	(6,728)
Norwegian Krone, expiring 01/22/07	2,297,400	2,280,175	17,225
Polish Zloty, expiring 01/22/07	3,368,151	3,331,688	36,463

			7,723

			$109,494

See Notes to Financial Statements.

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Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	11/2/2016	$3,170	5.151%	3 Month LIBOR	$(10,511)
Morgan Stanley Capital Services(a)	12/22/2016	2,545	6.808%	3 Month NZD-BBR-FRA	3,945
Morgan Stanley Capital Services(a)	1/4/2017	1,260	6.88%	3 Month NZD-BBR-FRA	—

					$(6,566)

(a)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	06/20/2009	$1,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$15,282
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	800	0.60%	RPM International, Inc., 6.25%, due 12/15/13	(7,783)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	100	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(1,398)
Merrill Lynch Capital Services, Inc.(a)	12/20/2009	1,000	4.55%	General Motors Corp., 7.125%, due 07/15/13	45,353
Deutsche Bank AG(b)	05/25/2036	400	2.74%	Fieldstone Mortgage Investment Corp., 7.65%, due 05/25/36	(324)
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	1,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	37,251
Morgan Stanley Capital Services, Inc.(a)	09/20/2015	1,000	0.57%	Dow Chemical Co., Inc., 5.375%, due 12/15/13	21,734
Merrill Lynch Capital Services, Inc.(b)	12/25/2035	200	2.04%	Accredited Mortgage Loan Trust, Ser. 2005-4, Class M9, 7.82%, 12/25/35	(865)

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	33

Portfolio of Investments

as of December 31, 2006 Cont’d.

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(b)	04/25/2036	$150	3.05%	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2006-FF10, Class M9, 7.22%, 07/25/36	$(618)
Morgan Stanley Capital Services, Inc.(b)	04/25/2036	65	3.15%	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2006-FF5, Class M9, 7.27%, 04/25/36	(269)
Citibank, NA(b)	06/25/2036	300	3.25%	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2006-FF9, Class M9, 7.22%, 06/25/36	(197)
Deutsche Bank AG(b)	06/25/2036	400	2.53%	Residential Asset Securities Corp., 7.32%, 06/25/36	(1,767)

					$106,399

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.
(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Mortgage Backed Securities	30.1%
Affiliated Mutual Funds (including 3.0% of collateral received for securities on loan)	10.7
Commercial Mortgage Backed Securities	8.5
Foreign Government Obligations	7.3
Asset Backed Securities	5.9
Telecommunications	4.2
Electric	3.8
Structured Notes	3.6
Banking	3.3
Media & Entertainment	2.1
Chemicals	2.0
Healthcare & Pharmaceutical	1.9
Technology	1.9
Non Captive Finance	1.8
Non-Corporate Foreign Agency	1.6
Automotive	1.4
Energy–Other	1.4
Insurance	1.4
Paper	1.4
Retailers	1.4
Cable	1.3
Capital Goods	1.1
Collateralized Mortgage Obligations	1.0
Foods	1.0
Pipelines & Others	0.9
Airlines	0.8
Building Materials & Construction	0.8
Healthcare Insurance	0.8
Aerospace & Defense	0.6
Consumer	0.6
Gaming	0.6
Metals	0.6
Tobacco	0.6
Brokerage	0.5
Lodging	0.5
U.S. Government Treasury Securities	0.5
Energy–Integrated	0.4
Real Estate Investment Trusts	0.4
Emerging Markets	0.3
U.S. Government Agency Obligations	0.2

109.2
Liabilities in excess of other assets	(9.2)

100.0%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	35

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments, at value including securities on loan of $9,047,749:
Unaffiliated investments (cost $300,979,680)	$301,227,766
Affiliated investments (cost $32,769,000)	32,777,708
Foreign currency, at value (cost $82,130)	82,130
Receivable for investments sold	4,143,670
Dividends and interest receivable	3,325,374
Receivable for Fund shares sold	943,965
Unrealized appreciation on forward currency contracts	175,409
Unrealized appreciation on interest rate and credit default swaps	123,565
Due from broker-variation margin	38,970
Prepaid expenses	5,381

Total assets	342,843,938

Liabilities
Payable for investments purchased	25,075,626
Payable to broker for collateral for securities on loan (Note 4)	9,247,377
Payable for Fund shares reacquired	1,808,438
Accrued expenses	331,307
Management fee payable	130,457
Payable to custodian	119,080
Distribution fee payable	110,417
Unrealized depreciation on forward currency contracts	65,915
Deferred directors’ fees	61,324
Transfer agent fee payable	53,679
Income distribution payable	45,618
Unrealized depreciation on interest rate and credit default swaps	23,732

Total liabilities	37,072,970

Net Assets	$305,770,968

Net assets were comprised of:
Common stock, at par	$24,285
Paid-in capital in excess of par	322,211,081

322,235,366
Distributions in excess of net investment income	(827,797)
Accumulated net realized loss on investments and foreign currency transactions	(16,184,873)
Net unrealized appreciation on investments and foreign currencies	548,272

Net assets, December 31, 2006	$305,770,968

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($212,105,354 ÷ 16,842,668 shares of common stock issued and outstanding)	$12.59
Maximum sales charge (4.50% of offering price)	.59

Maximum offering price to public	$13.18

Class B
Net asset value, offering price and redemption price per share
($65,239,489 ÷ 5,182,905 shares of common stock issued and outstanding)	$12.59

Class C
Net asset value, offering price and redemption price per share
($13,554,784 ÷ 1,076,767 shares of common stock issued and outstanding)	$12.59

Class Z
Net asset value, offering price and redemption price per share
($ 14,871,341 ÷ 1,182,865 shares of common stock issued and outstanding)	$12.57

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	37

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $19,264)	$16,777,403
Affiliated dividend income	1,484,121
Affiliated income from securities loaned, net	54,400

Total income	18,315,924

Expenses
Management fee	1,505,428
Distribution fee—Class A	486,118
Distribution fee—Class B	775,440
Distribution fee—Class C	99,716
Transfer agent’s fees and expenses (including affiliated expense of $585,000) (Note 3)	747,000
Reports to shareholders	120,000
Custodian’s fees and expenses	115,000
Registration fees	63,000
Legal fees and expenses	25,000
Audit fee	22,000
Directors’ fees	17,000
Insurance	8,000
Miscellaneous	21,665

Total expenses	4,005,367

Net investment income	14,310,557

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,253,121)
Foreign currency transactions	(775,644)
Financial futures transactions	2,906
Swaps	84,729
Written option transactions	17,417
Short sales transactions	(52,734)

(1,976,447)

Net change in unrealized appreciation (depreciation) on:
Investments	189,904
Foreign currencies	(2,474)
Financial futures contracts	(142,362)
Swaps	(81,330)
Written options	(13,498)

(49,760)

Net loss on investments and foreign currency transactions	(2,026,207)

Net Increase In Net Assets Resulting From Operations	$12,284,350

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$14,310,557	$11,923,907
Net realized gain (loss) on investments and foreign currency transactions	(1,976,447)	3,521,659
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(49,760)	(8,474,329)

Net increase in net assets resulting from operations	12,284,350	6,971,237

Dividends from net investment income (Note 1)
Class A	(9,679,751)	(6,913,394)
Class B	(3,243,886)	(4,138,096)
Class C	(593,791)	(642,070)
Class Z	(827,709)	(1,203,726)

	(14,345,137)	(12,897,286)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	91,172,157	75,720,866
Net asset value of shares issued in reinvestment of dividends	12,614,879	11,184,923
Cost of shares reacquired	(95,980,135)	(122,512,306)

Net increase (decrease) in net assets from Fund share transactions	7,806,901	(35,606,517)

Total increase (decrease)	5,746,114	(41,532,566)

Net Assets
Beginning of year	300,024,854	341,557,420

End of year	$305,770,968	$300,024,854

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	39

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any

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recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding

Dryden Total Return Bond Fund, Inc.	41

Notes to Financial Statements

Cont’d

taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is

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included in net unrealized appreciation (depreciation) on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts, forward currency contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

The Fund is subject to the risk that the market value of the securities it is obligated to repurchase under the agreement decline below the repurchase price.

Options: The Fund may either purchase of write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law

Dryden Total Return Bond Fund, Inc.	43

Notes to Financial Statements

Cont’d

(“restricted securities”). Certain issues of restricted securities held by the Fund at December 31, 2006 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into an interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of agreement. Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent

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fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distribution are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Dryden Total Return Bond Fund, Inc.	45

Notes to Financial Statements

Cont’d

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $1 billion and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended December 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has received approximately $199,600 in front-end sales charges resulting from sales of Class A shares, during the year ended

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December 31, 2006. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2006, it received approximately $122,500 and $5,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of ..0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2006, the Fund incurred approximately $97,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended December 31, 2006, PIM has been compensated approximately $23,300 for these services.

Dryden Total Return Bond Fund, Inc.	47

Notes to Financial Statements

Cont’d

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006 aggregated $1,145,068,013 and $1,137,144,550, respectively. United States government securities represent $204,194,350 and $212,169,969 of those purchases and sales, respectively.

As of December 31, 2006, the Fund had securities on loan with an aggregated market value of $9,047,749. The Fund received $9,247,377 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions in options written during the year ended December 31, 2006, were as follows:

	Contracts	Premiums Received
Options outstanding at December 31, 2005	33	$17,417
Options written	—	—
Options closed	—	—
Options expired	(33)	(17,417)

Options outstanding at December 31, 2006	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date.

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in

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excess of net investment income, accumulated net realized gain or loss on investments and paid-in-capital in excess of par. For the year ended December 31, 2006, the adjustments were to increase accumulated net realized loss on investments and foreign currency transactions by $364,859, increase distribution in excess of net investment income by $362,477 and decrease paid-in-capital in excess of par by $2,382, due to differences for financial and tax reporting purposes in the treatment of market discount, amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses and other tax adjustments. Net investment loss, net realized loss and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$333,711,470	$4,169,797	$(3,875,793)	$294,004

The difference between book and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales.

The adjusted net unrealized depreciation on a tax basis was $(650,422), which includes other tax basis adjustments of $(944,426) that were primarily attributable to appreciation (depreciation) of foreign currency and the mark to market of receivables, payables and swaps.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $14,345,137, was ordinary income for the year ended December 31, 2006 and $12,897,286 was ordinary income for the year ended December 31, 2005.

At December 31, 2006, the Fund had distributable earnings of $443,536 of ordinary income on a tax basis.

For federal tax purposes, the Fund had a capital loss carryforward as of December 31, 2006 of approximately $15,894,000 of which $471,000 expires in 2008, $12,945,000 expires in 2010 and $2,478,000 expires in 2014. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat post-October currency losses of approximately $148,000 and capital losses of approximately $151,000 as having been incurred in the following fiscal year.

Dryden Total Return Bond Fund, Inc.	49

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4.50%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, although they are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	5,871,727	$73,383,548
Shares issued in reinvestment of dividends	682,868	8,530,409
Shares reacquired	(4,525,966)	(56,509,241)

Net increase (decrease) in shares outstanding before conversion	2,028,629	25,404,716
Shares issued upon conversion from Class B	1,089,006	13,596,764

Net increase (decrease) in shares outstanding	3,117,635	$39,001,480

Year ended December 31, 2005:
Shares sold	4,463,176	$57,080,142
Shares issued in reinvestment of dividends	472,792	6,046,135
Shares reacquired	(3,380,732)	(43,263,188)

Net increase (decrease) in shares outstanding before conversion	1,555,236	19,863,089
Shares issued upon conversion from Class B	1,385,983	17,745,025

Net increase (decrease) in shares outstanding	2,941,219	$37,608,114

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Class B	Shares	Amount
Year ended December 31, 2006:
Shares sold	413,490	$5,157,911
Shares issued in reinvestment of dividends	224,293	2,800,547
Shares reacquired	(1,587,148)	(19,814,658)

Net increase (decrease) in shares outstanding before conversion	(949,365)	(11,856,200)
Shares reacquired upon conversion into Class A	(1,089,240)	(13,596,764)

Net increase (decrease) in shares outstanding	(2,038,605)	$(25,452,964)

Year ended December 31, 2005:
Shares sold	566,474	$7,246,964
Shares issued in reinvestment of dividends	276,934	3,542,916
Shares reacquired	(1,860,871)	(23,795,887)

Net increase (decrease) in shares outstanding before conversion	(1,017,463)	(13,006,007)
Shares reacquired upon conversion into Class A	(1,386,499)	(17,745,025)

Net increase (decrease) in shares outstanding	(2,403,962)	$(30,751,032)

Class C
Year ended December 31, 2006:
Shares sold	392,867	$4,899,188
Shares issued in reinvestment of dividends	39,257	490,499
Shares reacquired	(511,616)	(6,395,202)

Net increase (decrease) in shares outstanding	(79,492)	$(1,005,515)

Year ended December 31, 2005:
Shares sold	316,981	$4,065,606
Shares issued in reinvestment of dividends	41,791	534,522
Shares reacquired	(513,763)	(6,578,199)

Net increase (decrease) in shares outstanding	(154,991)	$(1,978,071)

Class Z
Year ended December 31, 2006:
Shares sold	616,770	$7,731,510
Shares issued in reinvestment of dividends	63,559	793,424
Shares reacquired	(1,074,840)	(13,261,034)

Net increase (decrease) in shares outstanding	(394,511)	$(4,736,100)

Year ended December 31, 2005:
Shares sold	570,865	$7,328,154
Shares issued in reinvestment of dividends	82,934	1,061,350
Shares reacquired	(3,765,672)	(48,875,032)

Net increase (decrease) in shares outstanding	(3,111,873)	$(40,485,528)

Dryden Total Return Bond Fund, Inc.	51

Notes to Financial Statements

Cont’d

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

DECEMBER 31, 2006	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.67

Income from investment operations
Net investment income	.62
Net realized and unrealized gain (loss) on investment transactions	(.08)

Total from investment operations	.54

Less Dividends
Dividends from net investment income	(.62)

Net asset value, end of year	$12.59

Total Return(b):	4.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$212,105
Average net assets (000)	$194,447
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.13%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	4.97%
For Class A, B, C and Z shares:
Portfolio turnover rate	387%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2005(a)	2004	2003(a)	2002

$12.94	$12.89	$12.68	$12.59

.54	.50	.42	.65
(.22)	.11	.35	.12

.32	.61	.77	.77

(.59)	(.56)	(.56)	(.68)

$12.67	$12.94	$12.89	$12.68

2.50%	4.87%	6.18%	6.38%

$173,946	$139,515	$136,268	$120,936
$152,629	$134,071	$132,448	$100,691

1.16%	1.13%	1.13%	1.12%
.91%	.88%	.88%	.87%
4.21%	3.85%	3.25%	5.30%

264%	384%	707%	658%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	55

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.67

Income from investment operations
Net investment income	.52
Net realized and unrealized gain (loss) on investment transactions	(.08)

Total from investment operations	.44

Less Dividends
Dividends from net investment income	(.52)

Net asset value, end of year	$12.59

Total Return(b):	3.59%
Ratios/Supplemental Data:
Net assets, end of year (000)	$65,239
Average net assets (000)	$77,544
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.88%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	4.18%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2005(a)	2004	2003(a)	2002

$12.93	$12.89	$12.68	$12.59

.44	.40	.32	.56
(.21)	.11	.35	.12

.23	.51	.67	.68

(.49)	(.47)	(.46)	(.59)

$12.67	$12.93	$12.89	$12.68

1.80%	4.01%	5.39%	5.61%

$91,469	$124,469	$153,746	$187,582
$109,484	$138,339	$175,196	$191,688

1.91%	1.88%	1.88%	1.87%
.91%	.88%	.88%	.87%
3.46%	3.10%	2.50%	4.60%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	57

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.67

Income from investment operations
Net investment income	.56
Net realized and unrealized gain (loss) on investment transactions	(.08)

Total from investment operations	.48

Less Dividends
Dividends from net investment income	(.56)

Net asset value, end of year	$12.59

Total Return(b):	4.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,555
Average net assets (000)	$13,295
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.63%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	4.45%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2005(a)	2004	2003(a)	2002

$12.93	$12.89	$12.68	$12.59

.48	.43	.35	.58
(.22)	.11	.36	.13

.26	.54	.71	.71

(.52)	(.50)	(.50)	(.62)

$12.67	$12.93	$12.89	$12.68

2.06%	4.27%	5.65%	5.85%

$14,646	$16,955	$20,967	$21,513
$15,940	$18,149	$22,593	$19,384

1.66%	1.63%	1.63%	1.62%
.91%	.88%	.88%	.87%
3.71%	3.35%	2.75%	4.81%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	59

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.66

Income from investment operations
Net investment income	.63
Net realized and unrealized gain (loss) on investment transactions	(.06)

Total from investment operations	.57

Less Dividends
Dividends from net investment income	(.66)

Net asset value, end of year	$12.57

Total Return(b):	4.61%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,871
Average net assets (000)	$15,799
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.88%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	5.16%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2005(a)	2004	2003(a)	2002

$12.93	$12.88	$12.67	$12.58

.54	.53	.45	.68
(.19)	.11	.35	.12

.35	.64	.80	.80

(.62)	(.59)	(.59)	(.71)

$12.66	$12.93	$12.88	$12.67

2.75%	5.13%	6.44%	6.64%

$19,963	$60,617	$70,981	$61,425
$25,208	$59,736	$66,448	$51,861

.91%	.88%	.88%	.87%
.91%	.88%	.88%	.87%
4.45%	4.10%	3.51%	5.54%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	61

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Total Return Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dryden Total Return Bond Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, December 31, 2006 as to the federal tax status of dividends paid by the Fund. During the fiscal year ended December 31, 2006, the Fund paid dividends of $0.62 per Class A share, $0.52 per Class B share, $0.56 per Class C share and $0.66 per Class Z share from ordinary income.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.18% of the dividends paid by the Fund qualifies for such deduction.

The Fund intends to designate 82.65% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Dryden Total Return Bond Fund, Inc.	63

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Total Return Bond Fund, Inc. (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1994(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

64	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Total Return Bond Fund, Inc.	65

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

66	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Total Return Bond Fund, Inc.	67

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years
Class A	–0.30%	3.89%	4.75%
Class B	–1.37	3.90	4.55
Class C	3.03	4.36	4.71
Class Z	4.61	5.11	5.46

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years
Class A	4.39%	4.85%	5.23%
Class B	3.59	4.07	4.55
Class C	4.03	4.36	4.71
Class Z	4.61	5.11	5.46

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006), as measured on a quarterly basis. The Lehman Brothers U.S. Aggregate Bond Index data is measured from the closest month-end to inception date (December 31, 2006) and not the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Total Return Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Street New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PDBZX
CUSIP	262492101	262492200	262492309	262492408

MF166E    IFS-A129865    Ed. 02/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $50,087, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2007

*	Print the name and title of each signing officer under his or her signature.